UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2004
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 21, 2004, Chesapeake issued a press release announcing the expiration and final results of its tender offer and consent solicitation for its outstanding 7.20% Debentures due March 15, 2005, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibit

(c)	Exhibits
	Exhibit No.	Description
99.1

Chesapeake Corporation press release, issued on December 21, 2004, announcing the expiration and final results of its tender offer and consent solicitation for its outstanding 7.20% Debentures due March 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: December 21, 2004	BY:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Chesapeake Corporation press release, issued on December 21, 2004, announcing the expiration and final results of its tender offer and consent solicitation for its outstanding 7.20% Debentures due March 15, 2005.